UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

Citius Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-206903	27-3425913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Great Road Maynard, MA 01754	01754
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 938-0338

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 1, 2016, Citius Pharmaceuticals, Inc. (the "Company") issued a press release announcing top-line data collected from the first Phase 2a clinical trial of hydrocortisone acetate ("HC") and lidocaine hydrochloride ("L"), as single agents, and in combination ("HC+L") in patients with Grade I and II hemorrhoids.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 1, 2016.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: February 3, 2016	By:	/s/ Leonard Mazur
Leonard Mazur President and Chief Executive Officer